                                  PLEXUS CORP.
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This Fourth Amendment to Credit Agreement (herein, the "Amendment") is entered into as of August 5, 2004, by and among Plexus Corp., a Wisconsin corporation (the "Borrower"), the Subsidiaries listed on the signature pages hereof, as Guarantors, the several financial institutions listed on the signature pages hereof, as Lenders, and Harris Trust and Savings Bank, as Administrative Agent for the Lenders.


                             PRELIMINARY STATEMENTS

         A. The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of October 22, 2003, as amended (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has engaged in or plans to engage in certain intercompany transactions, namely:

         1. Plexus International Services, Inc., a Nevada corporation ("PISI"), currently extends a loan in the principal amount of up to 35,000,000 British Pounds Sterling to Plexus Corp. Limited, a United Kingdom corporation ("PCL") and a wholly-owned subsidiary of PISI. The loan accrues interest at the LIBOR rate for 90-day British Pounds Sterling plus 1%, and has been renewed annually for one-year terms (at the discretion of both parties). Interest is due and payable annually and can be capitalized and added to the principal balance. This loan is referred to as the "U.K. Loan".

         2. It is contemplated that the Borrower may advance funds to PISI, which would on-lend them to Plexus Asia, Ltd., a British Virgin Islands corporation ("Plexus Asia"), which would in turn on-lend them to Plexus Manufacturing Sdn. Bhd., a Malaysia corporation ("Plexus Malaysia") in order to finance the purchase or construction of a facility by Plexus Malaysia. The principal amount of the loan contemplated is approximately U.S. $5,000,000, to bear interest at approximately 4% per annum. In addition, the Borrower intends to invest approximately U.S. $5,000,000 per fiscal year, commencing with the fiscal year ending September 30, 2004, to finance machinery and equipment for use by Plexus Malaysia. These investments may also be made with loans or advances from the Borrower, through intermediate Subsidiaries, to Plexus Malaysia. All of the Loans described in this paragraph B.2. are collectively referred to as the "Malaysia Loans".

         3. Plexus International Sales & Logistics, LLC, a Delaware corporation ("PISL"), has loaned the U.S. dollar equivalent of approximately $1,295,276 to Plexus Servicios, S. de R.L. de C.V., a Mexican corporation and an indirect Subsidiary of PISL (the "Mexico Loan").

         C. In connection with the transactions described above and other proposed or potential transactions, the Borrower has requested that the Lenders amend certain provisions relating to intercompany transactions set forth in Section 8.9 of the Credit Agreement, and the Required Lenders have agreed to do so, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           AMENDMENT.

         Subject to the satisfaction of the condition precedent set forth in
Section 2 below, Section 8.9 of the Credit Agreement shall be and hereby is amended to read in its entirety as follows:

                         Section 8.9. Investments, Acquisitions, Loans and Advances. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to (other than for travel advances and other similar cash advances made to employees in the ordinary course of business), any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent:

                   (a) investments in direct obligations of the United States of
             America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

                   (b) investments in commercial paper rated at least P-1 by
             Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

                   (c) investments in certificates of deposit issued by any
             Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

                   (d) investments in repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

                   (e) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above;

                   (f) the Borrower's investments from time to time in its
             Subsidiaries, and investments made from time to time by a Subsidiary in one or more of its Subsidiaries;

                   (g) loans and advances from time to time among the Borrower and its Domestic Subsidiaries;

                   (h) intercompany advances made from time to time by the
             Borrower to its Subsidiaries in the ordinary course of business to finance working capital needs;

                   (i) the U.K. Loan, the Malaysia Loans and the Mexico Loan,
             each as defined in that certain Fourth Amendment to Credit Agreement dated as of August 5, 2004 by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent;

                   (j) Permitted Acquisitions; and

                   (k) other investments, loans, and advances in addition to
             those otherwise permitted by this Section in an amount not to exceed $5,000,000 in the aggregate at any one time outstanding.

         In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

SECTION 2.           CONDITION PRECEDENT.

         Upon the satisfaction of the following condition precedent, this Amendment shall become effective as of and with effect from and after the date first above written:

                   2.1. The Borrower, the other Guarantors and the Required
             Lenders shall have executed and delivered this Amendment.

SECTION 3.           REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement as amended hereby are and shall be and remain true and correct and that the Borrower is in compliance with the terms and conditions of the Credit Agreement as amended hereby and no Default or Event of Default has occurred and is continuing under the Credit Agreement as amended hereby or shall result after giving effect to this Amendment.

SECTION 4.           MISCELLANEOUS.

        4.1. The Borrower and the other Guarantors (collectively, the "Credit Parties") have heretofore executed and delivered to the Lenders the Collateral Documents. The Credit Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Lenders thereunder, the obligations of the Borrower, and the other Guarantors thereunder, and the Liens created and provided for thereunder, remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

        4.2. By executing this Amendment in the place provided for that purpose below, each Guarantor hereby consents to the Amendment to the Credit Agreement as set forth herein and confirms that its obligations thereunder remain in full force and effect. Each Guarantor further agrees that the consent of such Guarantor to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

        4.3. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.4. The Borrower agrees to pay on demand all reasonable third party costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

        4.5. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]

         This Fourth Amendment to Credit Agreement is entered into as of August 5, 2004.

                                                BORROWER

                                                PLEXUS CORP.


                                                 By /s/ George W.F. Setton
                                                    ----------------------------
                                                    Name:  George W.F. Setton
                                                    Title: Corporate Treasurer
                                                    and Chief Treasury Officer


                                                 GUARANTORS

                                                 PLEXUS SERVICES CORP.


                                                 By /s/ George W.F. Setton
                                                    ----------------------------
                                                    George W.F. Setton
                                                    Treasurer

                                                 PLEXUS INTL. SALES & LOGISTICS,
                                                 LLC


                                                 By: /s/ George W.F. Setton
                                                     ---------------------------
                                                     George W.F. Setton
                                                     Treasurer

                                                 PLEXUS QS, LLC


                                                 By: /s/ George W.F. Setton
                                                     ---------------------------
                                                     George W.F. Setton
                                                     Treasurer

                                                 PLEXUS INTERNATIONAL SERVICES,
                                                 INC.



                                                 By: /s/ Angelo Ninivaggi
                                                     ---------------------------
                                                     Name:  Angelo Ninivaggi
                                                     Title: President


                                                 PTL INFORMATION TECHNOLOGY
                                                 SERVICES CORP.



                                                 By: /s/ Angelo Ninivaggi
                                                     ---------------------------
                                                     Name:  Angelo Ninivaggi
                                                     Title: President

                                          LENDERS

                                          HARRIS TRUST AND SAVINGS BANK,
                                            in its individual capacity as a
                                            Lender and as Administrative
                                            Agent



                                          By /s/ Michael M. Fordney
                                             Name Michael M. Fordney
                                                  -----------------------
                                             Title Vice President
                                                   ----------------------


                                          LASALLE BANK NATIONAL
                                          ASSOCIATION



                                          By /s/ Lou D. Banach
                                             Name Lou D. Banach
                                                  -----------------------
                                             Title Sr. Vice President &
                                                   ----------------------
                                                   Sr. Banker
                                                   ----------------------


                                          NATIONAL CITY BANK



                                          By /s/ Tiffany Cozzolino
                                             Name Tiffany Cozzolino
                                                  -----------------------
                                             Title Vice President
                                                   ----------------------


                                          THE BANK OF TOKYO - MITSUBISHI,
                                            LTD., CHICAGO BRANCH



                                          By /s/ Kazuya Matsushita
                                             Name Kazuya Matsushita
                                                  -----------------------
                                             Title General Manager
                                                   ----------------------

                                                 WELLS FARGO BANK, NATIONAL
                                                 ASSOCIATION


                                                 By /s/ John F. Kinate
                                                 Name   John F. Kinate
                                                      --------------------------
                                                 Title  Vice President
                                                      --------------------------



                                                 ROYAL BANK OF CANADA


                                                 By
                                                 Name
                                                      --------------------------
                                                 Title
                                                       -------------------------


                                                 BANK OF AMERICA, N.A.


                                                 By /s/ S. Manchanda
                                                 Name Sugeet Manchanda
                                                      --------------------------
                                                 Title Principal
                                                       -------------------------


                                                 KEYBANK NATIONAL ASSOCIATION


                                                 By /s/ Vijaya Kulkarni
                                                 Name   Vijaya Kulkarni
                                                      --------------------------
                                                 Title  Assistant Vice President
                                                       -------------------------


                                                 U.S. BANK NATIONAL ASSOCIATION


                                                 By /s/ Caroline V. Krider
                                                 Name Caroline V. Krider
                                                      --------------------------
                                                 Title  Vice President & Senior
                                                        ------------------------
                                                        Lender
                                                        ------------------------